WHITMAN EDUCATION GROUP, INC.


RICHARD C. PFENNIGER, JR.
Chief Executive Officer

                                                     July ____, 2001


Dear Fellow Shareholder:

     You are cordially invited to attend the 2001 annual meeting of Shareholders of Whitman Education Group, Inc. (the "Company"). The meeting will be held at 10:00 a.m. on August 9, 2001, at the Company's executive offices located at 4400 Biscayne Boulevard, 14th Floor, Miami, Florida 33137.

     The enclosed notice and proxy statement contain details concerning the business to be considered at the meeting. The Board of Directors of the Company recommends a vote "FOR" the election of the nine directors to serve until the 2002 annual meeting of shareholders and a vote "FOR" the increase in shares subject to the Company's 1996 Stock Option Plan.

     We sincerely hope that you will be present at the annual meeting. Whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card in the enclosed envelope to ensure that your shares will be represented at the meeting.

     A copy of the Company's 2001 Annual Report to Shareholders is also enclosed.

                                          Sincerely,
                                          ____/s/________________
                                          Richard C. Pfenniger, Jr.

                          WHITMAN EDUCATION GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 9, 2001


To the Shareholders of
Whitman Education Group, Inc.:


     The 2001 annual shareholders meeting (the "Annual Meeting") of Whitman Education Group, Inc. (the "Company") will be held at 4400 Biscayne Boulevard, 14th Floor, Miami, Florida 33137 on August 9, 2001, at 10:00 a.m. local time, for the following purposes:

     (1) to elect nine directors to serve until the 2002 annual meeting of shareholders;

     (2) to consider approval of an increase in the number of shares of Common Stock, no par value, reserved for issuance under the 1996 Whitman Education Group, Inc. Stock Option Plan from 2,500,000 to 3,250,000; and

     (3) to transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record at the close of business on June 29, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection during normal business hours at the offices of the Company located at 4400 Biscayne Boulevard, Miami, Florida 33137 during the 10 days preceding the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

                       By Order of the Board of Directors

                       Fernando L. Fernandez, Secretary

Miami, Florida
July__, 2001

                          WHITMAN EDUCATION GROUP, INC.

                             4400 Biscayne Boulevard
                              Miami, Florida 33137
                                 (305) 575-6510

                                 PROXY STATEMENT

     This proxy statement is furnished by the Board of Directors of Whitman Education Group, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company for use at the annual meeting of shareholders to be held at 10:00 a.m. local time on August 9, 2001 (the "Annual Meeting"), at the Company's executive offices located at 4400 Biscayne Boulevard, 14th Floor, Miami, Florida 33137, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about July ___, 2001.

     Record holders of the Company's Common Stock, no par value per share (the "Common Stock"), at the close of business on June 29, 2001 (the "Record Date") are entitled to one vote for each share held on all matters to be considered at the Annual Meeting. On the Record Date, __________ shares of Common Stock were outstanding and entitled to vote.


VOTING

     All properly executed proxies delivered and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to the proposal to elect nine directors to serve until the 2002 annual meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees.
Shareholders should specify their choices on the enclosed proxy card. If no specific instructions are given, the shares represented by the proxy will be voted FOR the election of all directors and FOR the increase in the number of shares of Common Stock reserved for issuance under the 1996 Whitman Education Group, Inc. Stock Option Plan (the "1996 Plan") from 2,500,000 to 3,250,000.

     A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by delivering a later-dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

     A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting. The increase in the number of shares of Common Stock reserved for issuance under the 1996 Plan will be approved if the number of votes cast in favor of the proposal is greater than the number of votes cast against it. Votes that are withheld and broker non-votes, relating to shares as to which a broker or nominee indicates that it does not have discretionary authority to vote on a proposal, will not affect the outcome of the election of directors or the approval of the increase in the number of shares of Common Stock reserved for issuance under the 1996 Plan.

COSTS AND MANNER OF SOLICITATION

     The Company will bear the costs of solicitation of proxies from its shareholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners.


                              ELECTION OF DIRECTORS
                                  (Item No. 1)

Board of Directors

     A Board of Directors consisting of nine directors will be elected at the Annual Meeting to hold office for one year or until their successors are elected and qualified. The persons named below were designated by the Board of Directors as nominees. All of the nominees are incumbent directors. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors constituting the Board. The Board of Directors recommends a vote "FOR" each of the nominees identified below.


JACK R. BORSTING, PH.D      Dr.  Borsting  has  been  a  director of the Company
Director since 1994         since 1994  and  Vice  Chairman  of  the Board since
Age 72                      August 2000.  Dr.  Borsting is the E. Morgan Stanley
                            Professor   of   Business   Administration   at  the
                            University of  Southern  California and  Director of
                            its Center for  Telecommunication   Management. From
                            1988  to   1994,  Dr. Borsting   was   Dean  of  the
                            University   of   Southern    California  School  of
                            Business  Administration,  and  from  1983  to 1988,
                            he   was  Dean   of   the    University   of   Miami
                            School   of   Business Administration. Dr. Borsting,
                            a former Assistant Secretary of Defense (Controller)
                            is  a  director  of  Northrop   Grumman Corporation
                            (aerospace),   IVAX  Diagnostics,  Inc.  (diagnostic
                            instruments) and Plato Learning,  Inc.  (proprietary
                            education).  Dr.  Borsting  is  a  trustee   of  the
                            Institute  for  Defense   Analysis,  the  Rose  Hill
                            Foundation and the Los  Angeles Orthopedic  Hospital
                            Foundation.

NEIL FLANZRAICH             In  May  1998,  Mr. Flanzraich  became Vice Chairman
Director since 1997         and President of IVAX Corporation (pharmaceuticals).
Age 57                      In  March  2001,  Mr. Flanzraich   became  a  member
                            of  the  Board  of  Directors  of IVAX  Diagnostics,
                            Inc.(diagnostic instruments).   From  1995   through
                            1998, Mr. Flanzraich was  a shareholder and Chairman
                            of the Life Sciences Legal Practice Group  of Heller
                            Ehrman  White  &  McAuliffe,  Palo Alto, California.
                            From 1981 to  1994, Mr. Flanzraich  was  Senior Vice
                            President,   General  Counsel  and   member  of  the
                            Corporate Executive Committee of Syntex Corporation, an international pharmaceutical company that was acquired by Roche Holdings Ltd.


PHILLIP FROST, M.D.         Dr.  Frost  has  been  a   director  of the  Company
Director since 1992         since   April  1992  and  Chairman  of  the Board of
Age 64                      Directors  since  November 1992. Dr. Frost  has been
                            Chairman  of  the   Board  of   Directors  and Chief
                            Executive       Officer    of   IVAX    Corporation
                            (pharmaceuticals)  since  1987.  Dr. Frost served as
                            President  of  IVAX  Corporation  from  1991   until
                            1995.  Dr.  Frost  was  Chairman  of  the  Board  of
                            Directors  of  Key  Pharmaceuticals,  Inc. from 1972
                            to  1986.   Dr.  Frost  is  Chairman of the Board of
                            Directors  of  IVAX   Diagnostics,  Inc. (diagnostic
                            instruments)  and  is   Vice  Chairman  of the Board
                            of  Directors  of  Continucare Corporation  (managed
                            health  care).  He  is  also  director  of  Northrup
                            Grumman   Corp. He  is a trustee of  the  University
                            of   Miami   and   a   member   of   the   Board  of
                            Governors of the American Stock Exchange.


PETER S. KNIGHT             Mr. Knight is the President of Sage Venture Partners
Director since 1994         From  1991  to  1999,  Mr.  Knight  was a partner in
Age 50                      the  law firm of  Wunder, Knight,  Levine,  Thelen &
                            Forscey,  in  Washington,  D.C. In 1996, Mr.  Knight
                            took  a  leave of absence from his law firm to serve
                            as  President   Clinton's   Campaign   Manager   for
                            Clinton/Gore '96. From 1989 to 1991,  Mr. Knight was
                            General    Counsel   and    Secretary   of   Medicis
                            Pharmaceutical     Corporation      (dermatological
                            pharmaceuticals).  From  1977 to 1989,   Mr.  Knight
                            served as the Chief of Staff to Congressman, and later Senator, Al Gore. Mr. Knight is a director of Medicis Pharmaceutical Corporation, the Schroder
                            Mutual Fund Family and EntreMed(biopharmaceuticals).

RICHARD M. KRASNO, PH.D     In   October  1999,  Dr.  Krasno   became  Executive
Director since 1996         Director  of  the  William R. Kenan, Jr.  Charitable
Age 59                      Trust  and  President of the four William R.  Kenan,
                            Jr.  funds.  From  1998 to October  1999, Dr. Krasno
                            was   president   of   the   Monterey  Institute  of
                            International Studies in Monterey,  California. From
                            1983 to February 1998,  Dr. Krasno was President and
                            Chief   Executive   Officer   of  the  Institute  of
                            International   Education   (private  not-for-profit
                            education  organization),  New York City,  New York.
                            He served as its Executive Vice President and Chief Operating Officer from 1981 to 1983.Dr. Krasno was Deputy Assistant Secretary of Education with the U.S. Department of Education from 1980 to 1981.


LOIS F. LIPSETT, PH.D       Dr.  Lipsett is the  President of  Health  Education
Director since 1996         Associates,      Washington,    D.C.    Since  1995,
Age 67                      Dr.  Lipsett   has   served   as   a  consultant  to
                            several   companies,  including   the   Robert  Wood
                            Johnson  Foundation. Dr. Lipsett was Vice President,
                            Scientific  and  Medical  Affairs,  of  the American
                            Diabetes  Association from 1992  to  1995. Prior  to
                            1992,  Dr.  Lipsett   founded  and  was  Director of
                            the National Diabetes Information Clearinghouse and was also Director for several training and career development programs at the National Institutes of Health.


RICHARD C. PFENNIGER, JR.   Mr. Pfenniger has  been Chief Executive  Officer and
Director since 1992         Vice   Chairman  of  the  Company  since  1997 and a
Age 45                      director of the  Company since 1992.  Mr.  Pfenniger
                            was Chief  Operating  Officer  of  IVAX  Corporation
                            (pharmaceuticals) from  1994  to  1997. He served as
                            Senior Vice President --  Legal Affairs  and General
                            Counsel of IVAX Corporation from 1989 to 1994. Prior
                            to   joining  IVAX  Corporation,  Mr. Pfenniger  was
                            engaged in private law practice.


PERCY A. PIERRE, PH.D.      Dr. Pierre   has   been   Professor   of  Electrical
Director since 1997         Engineering  at   the  College  of   Engineering  of
Age 62                      Michigan   State  University  since 1995.  Prior  to
                            1995,  he   was  the  Vice  President  for  Research
                            and    Graduate   Studies, as   well as Professor of
                            Electrical Engineering at Michigan  State University
                            from 1990 to 1995; President of  Prairie  View A & M
                            University  from  1983  to 1989; Assistant Secretary
                            of    the   Army   for   Research,  Development  and
                            Acquisition, Department  of the U.S. Army, from 1977
                            to 1981; and  Dean  of  the School of Engineering at
                            Howard   University   from  1971 to 1977. Dr. Pierre
                            serves   as    a  director   of    CMS  Energy Corp.
                            (diversified energy company)and is a Trustee of the University of Notre Dame.

A. MARVIN STRAIT, C.P. A.   Mr. Strait presently practices as a Certified Public
Director since 1998         Accountant  under  the name A. Marvin  Strait,  CPA.
Age 67                      He   has  practiced   in   the   field   of   public
                            accountancy  in  Colorado for the past forty  years.
                            Mr. Strait has served on  the Board of  Directors of
                            Colorado  Technical  University  since 1986. He also
                            presently  serves  as   a   member of  the  Board of
                            Directors   of   Western   National   Bank, Colorado
                            Springs,    Colorado   and      AutoTradeCenter.Com,
                            Inc.   He  also  serves  as a member of the Board of
                            Trustees for the  Colorado  Springs Fine Arts Center
                            Foundation, the Colorado  Springs Symphony Orchestra
                            Foundation  and  the  Colorado State Fair Authority.
                            Mr. Strait previously  served  as  the  Chairman  of
                            the Board of Directors of the American  Institute of
                            Certified   Public  Accountants, as President of the
                            Colorado Society of Certified Public Accountants and the Colorado State Board of Accountancy.


DIRECTOR COMPENSATION

     Each director who is not employed by the Company receives a retainer of $4,800 per year for his or her service as a director, a meeting attendance fee of $1,000 for each Board of Directors meeting attended in person, and is reimbursed for expenses incurred in attending Board and committee meetings. In fiscal 2001, in lieu of both the retainer and the meeting attendance fees, each director who was not employed by the Company was permitted to elect to receive 10,000 options to purchase shares of Common Stock, that were granted on the first business day after election at the annual meeting of shareholders at an exercise price equal to the fair market value of the Common Stock on the date of grant. On June 12, 2001, the Board of Directors elected to decrease the number of options payable to directors in lieu of their retainer and meeting attendance fees to 7,500 options beginning in fiscal 2002. The decrease will be effective immediately following the 2001 annual meeting.

     In addition, pursuant to the formula grant provision contained in the 1996 Plan, non-employee directors automatically are granted each year, on the first business day following the Company's annual meeting of shareholders, non-qualified stock options to purchase 7,500 shares (37,500 shares in the case of the Chairman of the Board) of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant, and having a term of ten years. In fiscal 2001, pursuant to that formula grant provision, options at an exercise price of $2.31 per share were automatically granted to Dr. Frost (37,500 shares), and to Dr. Borsting, Mr. Flanzraich, Mr. Knight, Dr. Lipsett, Dr. Krasno, Dr. Pierre and Mr. Strait (7,500 shares each). In addition, Dr. Frost, Dr. Borsting, Dr. Lipsett, Dr. Krasno and Messrs. Flanzraich, Knight and Strait also received options to purchase an additional 10,000 shares at $2.31 per share in fiscal 2001 in lieu of their retainer and meeting attendance fees as discussed above. In connection with the appointment of Dr. Borsting as Vice Chairman of the Board on August 4, 2000, the Compensation Committee of the Board of Directors approved a grant of options to purchase 20,000 shares at $2.25 per share to Dr. Borsting.

     On February 2, 2001 the Compensation Committee of the Board of Directors approved a special one-time grant of options to each of the Company's non-employee directors. Each non-employee director received immediately exercisable options to acquire an additional 20,000 shares of common stock at a price of $2.75 per share, the closing price of the Common Stock on the date of the grant. The options have a term of ten years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during fiscal 2001 and acted once by written consent. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served during the period in which they were a member of the Board of Directors or the committee, as applicable. The Board of Directors has three standing committees, described below. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors.

     Executive Committee. The Executive Committee of the Board of Directors acts on certain matters during intervals between meetings of the Board of Directors. The current members of the Executive Committee are Mr. Pfenniger, Dr. Frost, Dr. Borsting and Mr. Flanzraich. The Executive Committee held no meetings during fiscal 2001 but acted once by written consent.

     Audit Committee. The principal functions of the Audit Committee include reviewing the adequacy of the Company's internal systems of accounting controls, recommending to the Board of Directors the appointment of independent auditors, conferring with independent auditors concerning the scope of their examinations of the books and records of the Company and their independence, reviewing the fee arrangement of the Company's independent public accountants, reviewing the financial statements of the Company, management's disclosures and the independent auditor's report, reviewing the independent auditors' findings and recommendations, and considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Dr. Borsting, Mr. Knight, Dr. Lipsett, Dr. Pierre and A. Marvin Strait, C.P.A. The Audit Committee held four meetings during fiscal 2001.

     Compensation Committee. The principal functions of the Compensation Committee are to approve or recommend to the Board of Directors remuneration arrangements and compensation plans involving the Company's directors and executive officers and to review with management the Company's employee and stock benefit programs. The Compensation Committee also administers the Company's stock option plans and makes grants thereunder. The current members of the Compensation Committee are Dr. Frost, Dr. Krasno and Mr. Flanzraich. The Compensation Committee held four meetings during fiscal 2001 and acted once by written consent.

EXECUTIVE OFFICERS WHO ARE NOT NOMINEES

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual meeting of shareholders. Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees for director.

     Randy S. Proto. Mr. Proto, age 43, has been President of the Company since 1994. In March 1997, Mr. Proto also assumed the duties of Chief Operating Officer. For seven years prior thereto, Mr. Proto was Chief Executive Officer and had ownership interests in eleven proprietary schools in four states. For eight years prior thereto, Mr. Proto was employed by Computer Processing Institute. Among the positions he held at that institution were Vice President and School Director, Director of Admissions and Marketing, Director of Finance and Financial Aid, Director of Placement and Director of Education.

     Fernando L. Fernandez. Mr. Fernandez, age 40, has served as Vice President--Finance, Chief Financial Officer, Secretary and Treasurer of the Company since 1996. Prior to joining the Company, Mr. Fernandez, a certified public accountant, served as Chief Financial Officer of Frost Nevada, Limited Partnership from 1991 to 1996. Previously, Mr. Fernandez served as Audit Manager for Coopers & Lybrand in Miami.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities with the Securities and Exchange Commission. Directors, executive officers and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, the Company believes that during fiscal 2001 the Company's directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company currently occupies administrative offices in Miami, Florida which are owned by IVAX Corporation. The lease between the Company and IVAX provides for an annual rental of $146,400. Dr. Frost, the Chairman of the Board of the Company, is also the Chairman of the Board, Chief Executive Officer and a principal shareholder of IVAX and Neil Flanzraich, a director of the Company, is Vice Chairman and President of IVAX.

     The Company purchases certain textbooks and materials for resale to its students from an entity that is 40% owned by Randy S. Proto, the Company's Chief Operating Officer. In the fiscal years ended March 31, 2001, 2000 and 1999, the Company purchased $97,600, 148,800, and $120,300 in textbooks and materials from that entity.

STOCK OWNERSHIP BY PRINCIPAL SECURITY HOLDERS AND MANAGEMENT

     The following table sets forth certain information as of June 15, 2001 concerning the number of shares of Common Stock beneficially owned by (a) each director, (b) each executive officer named below in the "Summary Compensation Table", (c) all directors and executive officers as a group, and (d) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, and the percentage such shares represent of the total outstanding shares of Common Stock. Unless otherwise indicated, all shares are owned directly by the person indicated who holds sole voting and investment power.


                                    Shares Beneficially    Percent
  Name of Beneficial Holder         Owned (1)              Of Class
  -------------------------         ---------              --------
  Jack R. Borsting, Ph.D.             122,600 (2)               *
  Neil Flanzraich                      71,875 (2)               *
  Phillip Frost, M.D.               4,254,028 (3)            30.4
  Peter S. Knight                      95,000 (2)               *
  Richard M. Krasno, Ph.D.             67,500 (2)               *
  Lois F. Lipsett, Ph.D.               67,700 (2)               *
  Richard C. Pfenniger, Jr.           595,857 (2)             4.2
  Percy A. Pierre, Ph.D.               58,225 (2)               *
  A. Marvin Strait, C.P.A.            102,028 (2)               *
  Randy S. Proto                      701,416 (2)             4.9
  Fernando L. Fernandez               215,029 (2)             1.5
  All directors and executive
  officers as a group (11 persons)  6,351,258 (4)            40.3

---------------------

* Represents beneficial ownership of less than one percent.

     (1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934.

     (2) Includes shares which may be acquired pursuant to stock options exercisable within 60 days of June 1, 2001: Dr. Borsting (115,000); Mr. Knight (95,000); Dr. Krasno (67,500); Mr. Flanzraich (71,875); Dr. Lipsett (67,500);
Dr. Pierre (55,625); Mr. Strait (52,500); Mr. Pfenniger (418,750); Mr. Proto (615,000); and Mr. Fernandez (210,000).

     (3) Includes (a) 325,000 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of June 1, 2001, and (b) 3,337,628 shares held by Frost-Nevada, Limited Partnership, ("FNLP"). Dr. Frost is the sole limited partner of FNLP and the sole shareholder of the general partner of FNLP. FNLP's business address is 3500 Lakeside Court, Suite 200, Reno, Nevada 89509. Dr. Frost's business address is 4400 Biscayne Blvd., Miami, Florida 33137.

     (4) Includes shares described in footnotes (1) through (3) as beneficially owned.

EXECUTIVE COMPENSATION

     The following table contains certain information regarding aggregate compensation paid or accrued by the Company during fiscal 2001 to the Chief Executive Officer of the Company and to each of the Company's other two executive officers whose combined salary and bonus during fiscal 2001 exceeded $100,000.

                       Summary Compensation Table

                                                Long-Term      All Other
                       Annual Compensation      Compensation   Compensation
                       ------------------------ -------------  ------------
Name and               Year Ended
Principal Position     March 31,  Salary  Bonus Stock Options
-------------------    ---------- ------  ----- -------------
                                    ($)     ($)      (#)         ($)(1)
Richard C.                2001    291,000    0          0         3,100
  Pfenniger, Jr.          2000    291,000    0     30,000         4,800
Chief Executive           1999    283,000    0     75,000         4,800
  Officer

Randy S. Proto            2001    183,000    0          0         3,100
President and Chief       2000    183,000    0     20,000         4,800
Operating Officer         1999    175,000    0     40,000         4,800

Fernando L.               2001    138,000    0          0         3,100
  Fernandez               2000    138,000    0     10,000         4,516
Vice President -          1999    134,000    0     20,000         3,990
  Finance, Chief
  Financial Officer,
  Secretary and
  Treasurer

   ------------------------

     (1) The amounts included in the "All Other Compensation" column represent matching contributions made by the Company under the Whitman Employee Retirement Savings Plan maintained under Section 401 (k) of the Internal Revenue Code.

     During the fiscal year ended March 31, 2001, no stock options were granted to the executive officers named in the "Summary Compensation Table."

     The following table sets forth information concerning stock option exercises during fiscal 2001 by each of the executive officers named in the "Summary Compensation Table" above and the fiscal year-end value of unexercised options held by each of the executive officers named in the "Summary Compensation Table" above.

                      Aggregated Stock Option Exercises in
                 Fiscal 2001 And Fiscal Year-End Option Values

                                Securities Underlying
                                Number of Unexercised    Value of Unexercised
                                Options at Fiscal        In-the-Money Options
                                Year End                 at Fiscal Year End
                                ------------------------ -----------------------
            Shares
            Acquired
            on        Value                 Un-                      Un-
            Exercise  Realized  Exercisable exercisable  Exercisable exercisable
            --------- --------- ----------- ------------ ----------- -----------
              (#)        ($)        (#)         (#)         (#)(1)    ($) (1)
Richard C.
  Pfenniger
Chief
  Executive
  Officer    50,000     28,125      392,500     60,000        5,600       0

Randy S.
  Proto
President
  and Chief
  Operating
  Officer         0          0      593,750     41,250      481,250       0

Fernando L.
  Fernandez
Vice
  President -
  Finance,
  Chief
  Financial
  Officer,
  Secretary
  and
  Treasurer       0          0      200,000     20,000        9,375       0


     ------------------

     (1) The value of unexercised in-the-money options represents the number of options held at March 31, 2001 multiplied by the difference between the exercise price and $3.00, the closing price of the Common Stock at March 30, 2001 (the last trading day in fiscal 2001).

PERFORMANCE GRAPH

     The graph and table set forth below compares the cumulative total shareholder return on the Common Stock for fiscal 1997 through fiscal 2001 with the S&P 500 Index and an industry peer group index for the same period. The industry peer group index is comprised of the following companies, each of which was selected on the basis of the similarity of its business with that of the
Company: Apollo Group, Inc., Argosy Education Group, Inc., Career Education Corp., Corinthian Colleges, Inc., DeVry, Inc., Education Management Corp, ITT Educational Services, Inc., and Strayer Education, Inc. (the "Industry Group"). We believe that the Industry Group represents a significant portion of the market value of publicly traded companies whose primary business is postsecondary education. The number of publicly traded companies involved in education has increased over the past few years, making the composition of the Industry Group more representative of our industry than the peer issuers previously included in our industry group index. The Industry Group includes all of the peer issuers in the industry group used for former periods, except that Argosy Education Group, Inc., Career Education Corp. and Corinthian Colleges, Inc. have been added to replace Computer Learning Centers, Inc. and Quest Education Corporation, which are no longer publicly traded companies (the "Former Industry Group"). The graph and table assume an investment of $100 in the Common Stock and each index on March 29, 1996 (the last trading day in fiscal 1996), and the reinvestment of all dividends.











                             PERFORMANCE GRAPH HERE













                                                Fiscal Year Ended March 31,
                                  March 29, ---------------------------------
                                    1996     1997   1998   1999  2000   2001
                                  --------  ------ ------ ----- -----  ------
Whitman                             100       92     100    66    40     53
Industry Peer Group Index           100      112     193   244   200    317
Former Industry Peer Group Index    100      112     193   243   197    289
S&P 500 Index                       100      120     177   210   248    194

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Company's Compensation Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and it shall not be otherwise deemed filed under such Acts.

TO THE COMPANY'S SHAREHOLDERS:

     The Compensation Committee of the Company's Board of Directors, which is composed of three non-employee directors, is charged with reviewing the compensation of the Chief Executive Officer of the Company and making recommendations with respect thereto to the Board of Directors. The Compensation Committee also reviews and approves the compensation of the other executive officers. The Committee's compensation policies are based on a desire to enhance long-term shareholder value. To achieve this goal, the Committee recognizes that it must adopt compensation policies which will attract, retain and motivate qualified and experienced executive officers. In attracting and retaining executives, the Committee recognizes that the Company must compete for the services of executives with many other companies which possess significantly greater financial resources than the Company and have available more comprehensive compensation plans and arrangements than are presently utilized by the Company. To adequately motivate executives in view of the goal of enhancing shareholder value, the Committee recognizes that it must design compensation policies which align the financial interests of the Company's executive officers with those of its shareholders.

     In light of these factors, the Committee believes that the best manner presently available to the Company to attract, retain and motivate talented executives is through the award of significant long-term compensation in the form of stock options at the time the executive joins the Company and periodically thereafter. The Compensation Committee believes that providing executives with opportunities to acquire significant stakes in the growth and prosperity of the Company through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. In addition, the Compensation Committee believes that this approach to compensation creates an entrepreneurial atmosphere which motivates executives to perform to their full potential. The Compensation Committee believes that dependence on stock options for a significant portion of executive compensation more closely aligns the executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

     Accordingly, the Compensation Committee designs the compensation of executive officers to consist of a reasonable annual salary with long-term compensation in the form of stock options. The Compensation Committee has also approved an incentive bonus plan for all employees of the Company with bonus potential dependent upon the financial performance of the Company as a whole, the financial performance of an employee's school or division and the discretionary evaluation of each employee's performance during the fiscal year.

     Executive Officers (other than the Chief Executive Officer). The Chief Executive Officer, with the assistance of other executive officers, makes salary recommendations to the Compensation Committee for the executive officers of the Company other than the Chief Executive Officer. Such recommendations are reviewed and approved by the Compensation Committee with any modifications deemed appropriate. In reviewing and approving salary recommendations, the Compensation Committee considers several factors, including individual performance, the executive's responsibilities, compensation offered by competitors, the cost of living, and the financial performance of the Company. The Company has not, however, established specific performance goals or tied executive compensation to the achievement of specific performance goals. The compensation determination is largely subjective, and no specific weight is given to any particular factor. For fiscal 2002, after discussions with Mr. Pfenniger, a review of the performance of the executive officers and considering the Company's fiscal 2001 financial performance, the Compensation Committee decided not to make any increases to the base salaries of the executive officers. The Compensation Committee may, in certain circumstances, recommend that a cash bonus be paid to executives whose individual performance during a particular year was outstanding. The amount of any bonus is based upon the recommendation of the Chief Executive Officer. No cash bonuses were paid to executive officers for fiscal 2001.

     Stock options represent a significant portion of total compensation for the Company's executive officers. Options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of the Company's stock price increases from that date. Generally, grants vest in equal amounts over a four-year period and have seven-year terms. Executives generally must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options to executive officers are generally made upon the recommendation of the Chief Executive Officer based on the level of the executive's position with the Company, an evaluation of the executive's past and expected performance, the number of outstanding and previously granted options, and discussions with the executive. The determination of the timing and number of stock options granted to the executive officers is made by the Compensation Committee on a subjective basis, with no specific weight given to any particular factor. While the Company's executive officers each hold options to acquire the Company's stock as indicated under the "Executive Compensation", no additional options were granted to the executive officers related to their fiscal 2001 performance.

     Chief Executive Officer. For the past fiscal year, Mr. Pfenniger's base salary was set at $291,000. After discussions with Mr. Pfenniger, a review of his past performance and in light of the Company's fiscal 2001 financial performance, it was decided not to increase his base salary for fiscal 2002. The determination of Mr. Pfenniger's compensation package was subjective, with no specific weight given to any particular factor. Mr. Pfenniger's compensation package was reviewed by the Board of Directors who believe that the compensation is fair and reasonable in light of the factors considered by the Compensation Committee. No performance bonus award was made and no additional stock options were granted to Mr. Pfenniger for fiscal 2001.

     Tax  Matters.  Section  162(m) of the  Internal  Revenue  Code of 1986,  as
amended, generally disallows a deduction for federal income tax purposes to public companies for compensation over $1 million paid in any taxable year to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the limitation if certain requirements are satisfied. Based upon applicable regulations, the Company believes that compensation expenses relating to options granted under its stock option plans will not be subject to the Section 162(m) limitations.

     The Compensation Committee continually evaluates the Company's compensation policies and procedures with respect to its executive officers in light of the overall financial performance of the Company and its effect on shareholder value.

         The Compensation Committee of the Board of Directors

Phillip Frost, Chairman      Richard M. Krasno         Neil Flanzraich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2001, the following directors served on the Compensation Committee of the Board of Directors: Dr. Frost, Mr. Flanzraich and Dr. Krasno. No person serving as a member of the Committee during fiscal 2001 was an executive officer of the Company at the time of service on the Committee, and no interlocking relationships exist between such persons and any director or executive officer of the Company.

                AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN
                                  (Item No. 2)

DESCRIPTION OF THE 1996 PLAN

     The 1996 Plan was adopted by the Board of Directors on July 31, 1996 and approved by the shareholders of the Company on October 11, 1996. The purpose of the 1996 Plan is to provide the Company with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and others who provide services to the Company and who can contribute significantly to the Company's success.

     The Company intends that options granted under the 1996 Plan qualify for an exception to the disallowance rule of Section 162(m) of the Internal Revenue Code (the "Code"). An aggregate of 2,500,000 shares of Common Stock are presently available for issuance under the 1996 Plan, of which approximately 35,000 remain available for grant. If the proposal to increase the number of shares available for grant and/or the 1996 Plan is approved that number will be increased to 3,250,000. No employee may receive stock options under the 1996 Plan in any given year to purchase a number of shares greater than one percent of the number of shares of Common Stock outstanding as of the date the 1996 Plan was adopted. If a stock option expires, terminates or becomes unexercisable for any reason without being exercised in full, the unpurchased shares which were subject to such stock option shall be available for further grant under the 1996 Plan. No options may be granted under the 1996 Plan after July 25, 2006.

     The 1996 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which, under the terms of the 1996 Plan, must consist of at least two directors who are "outside directors" as defined for purposes of Section 162(m) of the Code. The Committee has the authority to interpret the provisions of the 1996 Plan and to make all determinations deemed necessary or advisable for its administration.

     The 1996 Plan provides for the issuance of options intended to be incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options not intended to meet the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries, and non-qualified options may be granted to employees, directors, independent contractors and agents of the Company and its subsidiaries. Subject to the provisions of the 1996 Plan, the Committee determines the persons to whom grants are made and the vesting, timing, amounts and other terms of such grants. Incentive stock options which first become exercisable in any calendar year for shares with a fair market value on the date of grant in excess of $100,000 are treated as non-qualified stock options to the extent of such excess.

     The exercise price of options may not be less than the fair market value of the Common Stock on the date of grant, except with respect to substitute options issued in connection with certain corporate transactions and except that the exercise price of any incentive stock option granted to the holder of more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. The term of each option may not exceed ten years, except the term of any incentive stock option granted to a holder of more than 10% of the outstanding Common Stock may not exceed five years. The option price may be paid in cash or by check or such other consideration as the Committee shall determine. In general, all outstanding options granted to an employee terminate twelve months after the optionee ceases to be an employee, except that such options terminate (i) immediately (unless otherwise determined by the Committee) if the optionee's employment is terminated for deliberate, willful or gross misconduct and (ii) 36 months after retirement. Options granted under the 1996 Plan are not assignable or transferable other than by will or by the laws of descent and distribution, or, in the case of non-qualified stock options, pursuant to a qualified domestic relations order, and, during the optionee's lifetime, the options may be exercised only by the optionee.

     The 1996 Plan provides for an automatic grant of non-qualified stock options to acquire 7,500 shares of Common Stock to non-employee directors of the Company and 37,500 shares to the Chairman of the Board of Directors each year on the first business day following the Company's annual meeting of shareholders. The exercise price of such options is equal to the fair market value of the Common Stock on the date of the grant, and such options have a term of ten years. Additionally, on August 4, 2000, the Committee approved a grant of options to purchase 20,000 shares at a price of $2.25 per share to Dr. Borsting in connection with the appointment to Vice Chairman of the Board. On February 2, 2001 the Committee also approved a special one-time grant of options to purchase 20,000 shares of Common Stock at a price of $2.75 per share to each of the Company's non-employee directors.

     The number of shares of Common Stock covered by outstanding options, the number of shares of Common Stock available for issuance under the 1996 Plan, the number of shares of Common Stock to be granted to non-employee directors, the maximum number of shares of Common Stock with respect to which options may be granted to any employee in any given year, and the exercise price per share of outstanding options, are proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or stock dividend.

     The Committee may amend or terminate the 1996 Plan, except that shareholder approval is required to increase the number of shares of Common Stock subject to the 1996 Plan, to change the class of persons eligible to participate in the 1996 Plan, to materially increase the benefits accruing to participants under the 1996 Plan, or to increase the maximum number of shares of Common Stock with respect to which options may be granted to any employee in any year. No amendment or termination of the 1996 Plan will affect previously granted awards without the optionee's consent unless the Committee determines that such amendment is in the best interest of the shareholders or optionees.

     All employees, directors, independent contractors and agents of the Company are eligible to receive stock options under the 1996 Plan. As of June 15, 2001, the Company had eight non-employee directors and approximately 675 full-time employees.

OPTIONS GRANTED UNDER THE 1996 PLAN

     As of June 15, 2001, options to purchase approximately 2,459,575 shares of Common Stock were outstanding under the 1996 Plan at exercise prices ranging from $1.50 to $8.625 per share (in each case equal to the fair market value of the Common Stock as of the dates of grant), and options to purchase approximately 1,712,595 shares of Common Stock were exercisable at prices ranging from $1.50 to $8.625 per share. Except for options granted under the 1996 Plan to non-employee directors, which have a ten year term and vest immediately, and options granted to independent contractors and agents of the Company and its subsidiaries, which have different vesting schedules, all options granted under the 1996 Plan have terms of seven years and vest in equal portions over four years. As of June 15 2001, the closing price of the Common Stock as reported on the American Stock Exchange composite tape was $2.60.

     As described below, the Committee has discretion to determine the persons to whom grants of options are to be made, the number of options to be granted and the terms and conditions of any grant. Accordingly, except for the automatic grants to non-employee directors of the Company, it is not possible to identify the persons who will receive options under the 1996 Plan, the actual number of options to be granted to any individual under the 1996 Plan, or the terms and conditions of any option to be granted.

     The table below indicates, as of June 15, 2001, the aggregate number of options granted under the 1996 Plan since its inception to the persons and groups indicated (all of which remain outstanding).



  Name of Individual or Group           Options Granted under 1996 Plan
  Jack R. Borsting, Ph.D.                              95,000
  Neil Flanzraich                                      71,875
  Phillip Frost, M.D.                                 225,000
  Peter S. Knight                                      75,000
  Richard M. Krasno, Ph.D.                             67,500
  Lois F. Lipsett, Ph.D.                               67,500
  Richard C. Pfenniger, Jr.                           227,500
  Percy A. Pierre, Ph.D.                               55,625
  A. Marvin Strait, C.P.A.                             52,500
  Randy S. Proto                                       85,000
  Fernando L. Fernandez                                40,000
  All current Executive officers                      352,500
  All current Directors                               937,500
  All Current Employees (other than Current
  Executive Officers)                               1,060,050

FEDERAL INCOME TAX CONSEQUENCES

     The following summary is for general information only and is not a comprehensive analysis of applicable federal income tax laws. This discussion is based on the Code and other relevant authority in effect as of the date of this proxy statement. This summary does not discuss all aspects of federal income taxation that may be relevant to the 1996 Plan or any particular participant in light of his or her own circumstances. Furthermore, no information is provided with respect to tax consequences under foreign, state or local laws. This discussion is not intended as a substitute for careful tax planning. The federal income tax laws are complex and individual circumstances may affect their application. In addition, this discussion is only applicable to participants who are subject to the United States federal income tax laws.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO INCENTIVE STOCK OPTIONS.

     Certain options granted under the 1996 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. Set forth below is a general summary of certain of the principal federal income tax consequences to participants and the Company of incentive stock options granted under the 1996 Plan.

     The grant of an incentive stock option has no immediate federal income tax consequences to the optionee or the Company. The exercise of an incentive stock option while the optionee is an employee or within three months after termination of employment generally has no immediate federal income tax consequences to the optionee or to the Company. The exercise of an incentive stock option will, however, result in an increase in the optionee's alternative minimum taxable income in the year of exercise equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.

     In order to obtain incentive stock option treatment for federal income tax purposes upon the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon exercise of the option, the sale (or other disposition) must not occur within two years from the date of the grant of the option nor within one year after the date of issuance of such shares upon exercise of the option (the "ISO holding period requirements"). If the ISO holding period requirements are satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of an option, the optionee generally will recognize capital gain or loss in the amount equal to the difference between the proceeds realized from the sale (or other disposition) and the amount paid as the exercise price of the option. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the incentive stock option or the sale of shares acquired pursuant to such exercise. If the optionee holds the shares of Common Stock received upon the exercise of the option for more than 12 months, the maximum rate of tax on any gain is 20%. On the other hand, if the ISO holding period requirements are not satisfied or an optionee exercises an incentive stock option more than three months after termination of employment other than by reason of death or disability of the optionee, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise (or the proceeds realized from the sale or other disposition, if less) over the exercise price, and the Company is entitled to a corresponding deduction subject to applicable rules governing deductibility of compensation. If the amount realized upon such a sale or other disposition exceeds the fair market value of the shares on the date of exercise, the excess generally would be treated as capital gain.

     The tax basis of the shares of Common Stock received by the optionee upon exercise will be equal to the amount paid as the exercise price plus the amount, if any, recognized as ordinary income by the optionee, and the optionee's holding period will begin on the date the shares are issued to the optionee.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO NONQUALIFIED STOCK OPTIONS.

     Certain options granted under the 1996 Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code and are referred to as nonqualified stock options. Set forth below is a general summary of certain of the principal federal income tax consequences to participants and the Company of nonqualified options granted under the 1996 Plan.

     The grant of a nonqualified stock option has no immediate federal income tax consequences to the optionee or the Company. Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income (subject to wage withholding and employment taxes) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Company is entitled to a corresponding deduction subject to applicable rules governing deductibility of compensation. The optionee's tax basis in the shares is the exercise price plus the amount of ordinary income recognized by the optionee, and the optionee's holding period will commence on the date the shares are issued to the optionee. Upon a subsequent sale of the shares, any difference between the optionee's tax basis in the shares and the amount realized on the sale generally is treated as capital gain or loss.

AMENDMENT TO THE 1996 PLAN AND PURPOSE OF THE AMENDMENT

     On June 12, 2001, the Committee approved an amendment to the 1996 Plan, subject to the approval of shareholders, to increase the number of shares issuable pursuant to the Plan to 3,250,000 shares. The purpose for increasing the number of shares available for issuance under the 1996 Plan is to ensure that the Company will continue to be able to grant options as incentives to those individuals upon whose efforts the Company relies for the continued success and development of its business. Without the increase in the number of shares available for issuance under the 1996 Plan, the Company will have approximately 35,000 shares remaining available to be granted under the 1996 Plan.

     The Board of Directors recommends that shareholders vote "FOR" the approval of the amendment to the 1996 Plan.


INDEPENDENT AUDITORS

     Ernst & Young, LLP, independent public accountants, was appointed by the Board of Directors to audit the Company's financial statements for fiscal 2001. This firm has acted as independent public accountants for the Company since 1992. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions raised by shareholders.


AUDIT FEES

     For fiscal year 2001, the aggregate fees for professional services rendered by Ernst & Young, LLP in connection with their audit of the Company's financial statements and their reviews of the Company's quarterly reports on Form 10-Q were approximately $142,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Ernst & Young, LLP in the year ended March 31, 2001 relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees billed for all other services rendered by Ernst & Young, LLP during the year ended March 31, 2001 were approximately $73,000, including audit related services of $63,000 and non-audit services of $10,000. Audit related services generally include fees for statutory audits, Department of Education compliance audits and Securities and Exchange Commission accounting consultations. Non-audit services include a review of the federal income tax return.

     The Company's Audit Committee approves all audit and non-audit services provided by Ernst & Young, LLP and considers whether the provision of non-audit services is compatible with maintaining the auditor's independence.


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             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

To the Company's Shareholders:

     The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's financial statements, its system of internal controls and the independence and performance of its independent auditors. The Audit Committee is composed of five non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is "independent" as such term is defined by the American Stock Exchange's listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to independently monitor and review these processes. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. Accordingly, our oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     In this context, we held four meetings during fiscal 2001. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the Company's independent auditors, Ernst & Young, LLP. We discussed with the Company's independent auditors, with and without management present, the results of their examinations and their evaluations of the Company's internal controls.

     We have reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2001 with management and Ernst & Young, as well as the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees.)

     Ernst & Young also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from the Company. When considering Ernst & Young's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Ernst & Young for their audit and non-audit services.

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

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2001 be included in the Company's Annual Report on Form 10-K.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

 Jack R. Borsting, Ph.D.         Peter S. Knight          Lois F. Lipsett, Ph.D
                 Percy A. Pierre, Ph.D.       A. Marvin Strait, C.P.A.


                                OTHER INFORMATION

Shareholder Proposals for 2002 Annual Meeting

         Any shareholder proposals intended to be presented at the Company's 2002 annual meeting of shareholders must be received by the Secretary, Whitman Education Group, Inc., 4400 Biscayne Boulevard, Miami, Florida 33137, no later than March ___, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to such meeting.

     Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 2002 Annual Meeting must, in accordance with the Company's Bylaws, provide timely notice of the matter to the Secretary of the Company. To be timely, written notice must be received by the Secretary no less than 60 days nor more than 90 days prior to the annual meeting. If less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reason for conducting such business at the annual meeting, (b) the shareholder's name and address, as they appear on the Company's books, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business and (e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the shareholder proposal.

OTHER BUSINESS

     As of the date of this proxy statement, the Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named as proxies will vote on such matters in their discretion.


                             Fernando L. Fernandez, Secretary
July __, 2001


                                       21
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APPENDIX A

                             WHITMAN EDUCATION GROUP

                                 Audit Committee

                                     Charter


ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

GOVERNANCE

     The audit committee shall maintain complete records of its proceedings. At least fifty percent (50%) of the members of the committee shall be necessary to constitute a quorum for the conduct of business. The affirmative vote of a majority of a quorum shall be necessary to approve any action. As permitted by applicable law, the audit committee may hold meetings by conference call. The audit committee may approve actions by written consent if all of the members of the audit committee execute the consent. The chairman of the audit committee shall be appointed by the board of directors. Notice of meetings of the audit committee shall be in accordance with the notice provision of the bylaws with respect to meetings of the board of directors of the Company.



                                       1
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MEETING FREQUENCY

     The audit committee shall meet as necessary. Generally, meetings shall be held immediately prior to each regular meeting of the board of directors, or as called by the chief executive officer, the chairman of the audit committee or any two members of the audit committee.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

     o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

     o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.



                                       2
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